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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549


                                       FORM 8-K


                                    CURRENT REPORT
                          PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): August 22, 1997



                      COLORADO GAMING & ENTERTAINMENT CO.
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            (Exact Name of Registrant as specified in its charter)


          Colorado                  0-28068                  84-1242693
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(State or other jurisdiction  (Commission file number)     (IRS Employer
    of incorporation)                                    Identification No.)



12596 West Bayaud Avenue, Suite 450, Lakewood, CO             80228
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(Address of principal executive offices)                   (ZIP Code)



                               (303) 716-5600
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                 (Registrant's telephone number, including area code)



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        (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

         On August 25, 1997, Colorado Gaming & Entertainment Co. (the
"Company") announced that it had entered into an agreement and plan of merger (the "Agreement") pursuant to which it will be acquired by Ladbroke Racing Corporation ("Ladbroke"), a United States subsidiary of Ladbroke Group, PLC.
The Agreement was entered into pursuant to a previously reported letter of intent between the parties dated July 21, 1997. Under the terms of the Agreement, which have been approved by the Company's Board of Directors, a subsidiary of Ladbroke ("Acquisition Sub") will be merged with and into the Company, with the Company continuing as the surviving corporation and becoming a wholly owned subsidiary of Ladbroke. Upon closing of the merger, each outstanding share of the Company's common stock will be converted into the right to receive $6.25 in cash. Closing of the merger is subject to several conditions, including Ladbroke's satisfactory completion of due diligence, receipt of various regulatory approvals, and approval of the Company's stockholders. The parties anticipate the merger will close in late 1997 or early 1998.

         The foregoing summary of the merger is qualified in its entirety by the following documents attached hereto as exhibits and incorporated herein in their entirety by this reference: Agreement and Plan of Merger dated as of August 22, 1997 by and among the Company, Ladbroke and Acquisition Sub, Stock Option Agreement dated as of August 22, 1997 by and between the Company and Ladbroke, and press release dated August 25, 1997.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(c) EXHIBITS. See Index to Exhibits incorporated herein in its entirety by this reference.

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                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             COLORADO GAMING & ENTERTAINMENT CO.
                                  (Registrant)


DATED: August 26, 1997            /s/ Stephen J.  Szapor, Jr.
                             --------------------------------------------------
                             By:  Stephen J. Szapor, Jr.
                               Title:  President and Chief Executive Officer

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                               INDEX TO EXHIBITS

2.1 Agreement and Plan of Merger dated as of August 22, 1997 by and among the Company, Ladbroke and Acquisition Sub

2.2 Stock Option Agreement dated as of August 22, 1997 by and between the Company and Ladbroke

99    Press Release dated August 25, 1997